UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2012

Spirit Realty Capital, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-32386	20-0175773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14631 North Scottsdale Road, Suite 200, Scottsdale, Arizona		85254
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (480) 606-0820

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 25, 2012, Spirit Realty Capital, Inc. (the “Registrant”) closed its initial public offering of 29,000,000 shares of its common stock. In connection with the initial public offering and certain formation and financing transactions, the Registrant entered into the following agreements, each dated as of September 25, 2012:

Agreement of Limited Partnership of Spirit Realty, L.P.;

Registration Rights Agreement among Spirit Realty Capital, Inc. and the persons named therein;

Credit Agreement between Spirit Realty, L.P., Deutsche Bank AG New York Branch, as administrative agent, and the various financial institutions as are or may become parties thereto;

Guaranty by Spirit Realty Capital, Inc. and Spirit General OP Holdings, LLC to and for the benefit of the Credit Parties, as defined therein;

Consent to Transaction by and among Spirit SPE Portfolio 2006-1, LLC and Spirit SPE Portfolio 2006-2, LLC, Spirit Realty Capital, Inc., Spirit Realty, L.P. and U.S. Bank National Association, as trustee, successor–in-interest to Bank of America, N.A., as trustee, successor by merger to LaSalle Bank National Association, as trustee, under that certain Pooling and Servicing Agreement dated as of June 1, 2006, for the Registered Holders of Citigroup Commercial Mortgage Trust 2006-C4 Commercial Mortgage Pass-Through Certificates, Series 2006-C4, U.S. Bank National Association, as trustee successor-in-interest to Bank of America, N.A., as trustee, successor by merger to LaSalle Bank National Association, as trustee under that certain Pooling and Servicing Agreement dated as of October 1, 2006, for the Registered Holders of CD 2006-CD3 Commercial Mortgage Pass-Through Certificates, and U.S. Bank National Association, in its capacity as trustee, successor-in interest to Bank of America, N.A. in its capacity as trustee, successor-in-interest to Wells Fargo Bank, N.A., in its capacity as trustee, under that certain Pooling and Servicing Agreement dated as of December 1, 2006, for the Registered Holders of COBALT CMBS Commercial Mortgage Trust 2006-C1 Commercial Mortgage Pass-Through Certificates, Series 2006-C1;

Omnibus Modification Agreement by and among Spirit Master Funding, LLC, Spirit Master Funding II, LLC and Spirit Master Funding III, LLC, as issuers, Spirit Realty Capital, Inc., Spirit Realty, L.P., Midland Loan Services, Inc., Ambac Assurance Corporation, Citibank, N.A., Spirit Property Holdings, LLC and Spirit Pocono Corporation; and

Consent and Acknowledgement and Eighth Amendment to Loan Agreement by and among U.S. Bank National Association, as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C33, Spirit SPE Portfolio 2007-2, LLC, Spirit Realty Capital, Inc. and Spirit Realty, L.P.

Copies of the agreements are filed as Exhibit 10.1 through Exhibit 10.7 to this report and are incorporated herein by reference.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On September 24, 2012, the Registrant filed with the State Department of Assessments and Taxation of Maryland (the “Department”) its Sixth Articles of Amendment and Restatement, which was effective upon filing with the Department. Also on September 24, 2012, the Registrant executed its Fourth Amended and Restated Bylaws. The Sixth Articles of Amendment and Restatement and the Fourth Amended and Restated Bylaws are filed as Exhibit 3.1 and Exhibit 3.2 to this report and are incorporated herein by reference.

ITEM 8.01	OTHER EVENTS

On September 26, 2012, the underwriters of the Registrant’s initial public offering exercised in full their option to purchase 4,350,000 additional shares of the Registrant’s common stock. The settlement date for these shares is expected to be Monday, October 1, 2012. On September 27, 2012, the Registrant issued a press release announcing the exercise in full of the underwriters’ option to purchase additional shares. A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

3.1*	Sixth Articles of Amendment and Restatement of Spirit Realty Capital, Inc.

3.2*	Fourth Amended and Restated Bylaws of Spirit Realty Capital, Inc.

10.1*	Agreement of Limited Partnership of Spirit Realty, L.P.

10.2*	Registration Rights Agreement among Spirit Realty Capital, Inc. and the persons named therein

10.3*	Credit Agreement between Spirit Realty, L.P., Deutsche Bank AG New York Branch, as administrative agent, and the various financial institutions as are or may become parties thereto

10.4*	Guaranty by Spirit Realty Capital, Inc. and Spirit General OP Holdings, LLC to and for the benefit of the Credit Parties, as defined therein

10.5*	Consent to Transaction by and among Spirit SPE Portfolio 2006-1, LLC and Spirit SPE Portfolio 2006-2, LLC, Spirit Realty Capital, Inc., Spirit Realty, L.P. and U.S. Bank National Association, as trustee, successor–in-interest to Bank of America, N.A., as trustee, successor by merger to LaSalle Bank National Association, as trustee, under that certain Pooling and Servicing Agreement dated as of June 1, 2006, for the Registered Holders of Citigroup Commercial Mortgage Trust 2006-C4 Commercial Mortgage Pass-Through Certificates, Series 2006-C4, U.S. Bank National Association, as trustee successor-in-interest to Bank of America, N.A., as trustee, successor by merger to LaSalle Bank National Association, as trustee under that certain Pooling and Servicing Agreement dated as of October 1, 2006, for the Registered Holders of CD 2006-CD3 Commercial Mortgage Pass-Through Certificates, and U.S. Bank National Association, in its capacity as trustee, successor-in interest to Bank of America, N.A. in its capacity as trustee, successor-in-interest to Wells Fargo Bank, N.A., in its capacity as trustee, under that certain Pooling and Servicing Agreement dated as of December 1, 2006, for the Registered Holders of COBALT CMBS Commercial Mortgage Trust 2006-C1 Commercial Mortgage Pass-Through Certificates, Series 2006-C1

10.6*	Omnibus Modification Agreement by and among Spirit Master Funding, LLC, Spirit Master Funding II, LLC and Spirit Master Funding III, LLC, as issuers, Spirit Realty Capital, Inc., Spirit Realty, L.P., Midland Loan Services, Inc., Ambac Assurance Corporation, Citibank, N.A., Spirit Property Holdings, LLC and Spirit Pocono Corporation

10.7*	Consent and Acknowledgement and Eighth Amendment to Loan Agreement by and among U.S. Bank National Association, as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C33, Spirit SPE Portfolio 2007-2, LLC, Spirit Realty Capital, Inc. and Spirit Realty, L.P.

99.1*	Press release dated September 27, 2012 announcing the exercise in full of the underwriters’ option to purchase 4,350,000 additional shares of common stock

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT REALTY CAPITAL, INC.

By:	/s/ Michael A. Bender
Michael A. Bender
Chief Financial Officer, Senior Vice President, Assistant Secretary and Treasurer

Date: September 28, 2012

EXHIBIT INDEX

Exhibit Number	Description

3.1*	Sixth Articles of Amendment and Restatement of Spirit Realty Capital, Inc.

3.2*	Fourth Amended and Restated Bylaws of Spirit Realty Capital, Inc.

10.1*	Agreement of Limited Partnership of Spirit Realty, L.P.

10.2*	Registration Rights Agreement among Spirit Realty Capital, Inc. and the persons named therein

10.3*	Credit Agreement between Spirit Realty, L.P., Deutsche Bank AG New York Branch, as administrative agent, and the various financial institutions as are or may become parties thereto

10.4*	Guaranty by Spirit Realty Capital, Inc. and Spirit General OP Holdings, LLC to and for the benefit of the Credit Parties, as defined therein

10.5*	Consent to Transaction by and among Spirit SPE Portfolio 2006-1, LLC and Spirit SPE Portfolio 2006-2, LLC, Spirit Realty Capital, Inc., Spirit Realty, L.P. and U.S. Bank National Association, as trustee, successor–in-interest to Bank of America, N.A., as trustee, successor by merger to LaSalle Bank National Association, as trustee, under that certain Pooling and Servicing Agreement dated as of June 1, 2006, for the Registered Holders of Citigroup Commercial Mortgage Trust 2006-C4 Commercial Mortgage Pass-Through Certificates, Series 2006-C4, U.S. Bank National Association, as trustee successor-in-interest to Bank of America, N.A., as trustee, successor by merger to LaSalle Bank National Association, as trustee under that certain Pooling and Servicing Agreement dated as of October 1, 2006, for the Registered Holders of CD 2006-CD3 Commercial Mortgage Pass-Through Certificates, and U.S. Bank National Association, in its capacity as trustee, successor-in interest to Bank of America, N.A. in its capacity as trustee, successor-in-interest to Wells Fargo Bank, N.A., in its capacity as trustee, under that certain Pooling and Servicing Agreement dated as of December 1, 2006, for the Registered Holders of COBALT CMBS Commercial Mortgage Trust 2006-C1 Commercial Mortgage Pass-Through Certificates, Series 2006-C1

10.6*	Omnibus Modification Agreement by and among Spirit Master Funding, LLC, Spirit Master Funding II, LLC and Spirit Master Funding III, LLC, as issuers, Spirit Realty Capital, Inc., Spirit Realty, L.P., Midland Loan Services, Inc., Ambac Assurance Corporation, Citibank, N.A., Spirit Property Holdings, LLC and Spirit Pocono Corporation

10.7*	Consent and Acknowledgement and Eighth Amendment to Loan Agreement by and among U.S. Bank National Association, as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C33, Spirit SPE Portfolio 2007-2, LLC, Spirit Realty Capital, Inc. and Spirit Realty, L.P.

99.1*	Press release dated September 27, 2012 announcing the exercise in full of the underwriters’ option to purchase 4,350,000 additional shares of common stock

*	Filed herewith.